UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01   Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On September 10, 2007, XETA Technologies, Inc. (the “Company”) and Bank of Oklahoma, N.A., entered into the Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of September 5, 2007.

The amendment replaces and renews the $7,500,000 Revolving Line Note through September 28, 2008.  There were no substantive changes in the terms of the Agreement.

The amendment and new promissory note are attached hereto as Exhibit 10.1 and 10.2.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits

10.1	Fifth Amendment to Revolving Credit and Term Loan Agreement.
10.2	Promissory Note for $7,500,000 dated September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: September 10, 2007	By:	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer

EXHIBIT INDEX

SEC No.	Description
10.1	Fifth Amendment to Revolving Credit and Term Loan Agreement.
10.2	Promissory Note for $7,500,000 dated September 5, 2007.